UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2024
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 8, 2024, Flex Ltd. (the “Company”) held its 2024 Annual General Meeting. There were 398,803,737 Ordinary Shares entitled to be voted and 367,911,599 Ordinary Shares were voted in person or by proxy at the Annual General Meeting.

At the Annual General Meeting:

(1)    The shareholders re-elected the nine (9) nominees for director.
(2)    The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2025 fiscal year and authorized the Company’s Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, to fix their remuneration.
(3)    The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
(4)    The shareholders approved a general authorization for the Company’s Board of Directors to allot and issue Ordinary Shares.
(5)    The shareholders approved the renewal of the Company’s Share Purchase Mandate permitting the Company to purchase or otherwise acquire up to 20% of its own issued and outstanding Ordinary Shares as of the date of the Annual General Meeting.

The Company’s Inspector of Elections certified the following vote tabulations from the Annual General Meeting:

Board of Directors:				Broker
Nominee	For	Against	Abstain	Non-Votes
Revathi Advaithi	348,417,415	892,472	73,318	18,528,394
John D. Harris II	346,053,136	3,269,974	60,095	18,528,394
Michael E. Hurlston	312,734,965	36,586,680	61,560	18,528,394
Erin L. McSweeney	343,247,898	6,076,735	58,572	18,528,394
Charles K. Stevens, III	339,577,771	9,743,718	61,716	18,528,394
Maryrose T. Sylvester	346,542,896	2,783,866	56,443	18,528,394
Lay Koon Tan	339,625,087	9,697,621	60,497	18,528,394
Patrick J. Ward	348,452,062	867,988	63,155	18,528,394
William D. Watkins	338,409,577	10,915,986	57,642	18,528,394

				Broker
	For	Against	Abstain	Non-Votes
Re-appointment of Deloitte & Touche LLP	347,687,406	19,905,528	318,665	—
as the Company's independent auditors for the
2024 fiscal year and to authorize the Board of
Directors, upon the recommendation of the
Audit Committee of the Board of Directors, to
fix their remuneration

				Broker
	For	Against	Abstain	Non-Votes
Non-binding, advisory resolution relating to	335,630,252	8,871,438	4,881,515	18,528,394
the compensation of the Company's named
executive officers

				Broker
	For	Against	Abstain	Non-Votes
General authorization for the Board of	310,137,276	38,898,505	347,424	18,528,394
Directors to allot and issue Ordinary Shares

				Broker
	For	Against	Abstain	Non-Votes
Renewal of the Share Purchase Mandate	338,608,115	8,992,210	1,782,880	18,528,394
relating to acquisitions by the Company of
up to 20% of its issued and outstanding
Ordinary Shares as of the date of the Annual
General Meeting

Item 8.01    Other Events.

The Company announced that it has received shareholder approval to purchase up to 20% of the Company’s issued and outstanding Ordinary Shares, and the Company’s Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued Ordinary Shares in an aggregate amount not to exceed $1.7 billion. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: August 9, 2024

	By:	/s/ Scott Offer
		Name: Title:	Scott Offer Executive Vice President and General Counsel

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